SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2002

STRUCTURED ASSET MORTGAGE INVESTMENTS INC. (as company under a Pooling and Servicing Agreement, dated as of May 1, 2001, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2001-3)

                   Structured Asset Mortgage Investments Inc.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                  333-68542                    13-3633241
          --------                  ----------                   ----------
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
     of Incorporation)             File Number)               Idenfication No.)


383 Madison Avenue
New York, New York                                                   10179
(ADDRESS OF PRINCIPAL                                                -----
EXECUTIVE OFFICES)                                                 (Zip Code)




Registrant's telephone number, including area code, is (212) 272-2000

        Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
                  ---------------------------------------------------------

                  (a)       Not applicable

                  (b)       Not applicable

                  (c)       Exhibits:

                  1. Amendment No. 1 to the Pooling and Servicing Agreement, dated as of May 1, 2001, among Structured Asset Mortgage investments Inc., as seller, Wells Fargo Bank Minnesota, National Association, as master servicer and securities administrator, Bank One National Association, as trustee and EMC Mortgage Corporation.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     STRUCTURED ASSET MORTGAGE
                                                     INVESTMENTS INC.
                                                     SECURITIES, INC.



                                                     By: /s/: Baron Silverstein
                                                        ------------------------
                                                     Name: Baron Silverstein
                                                     Title: Managing Director


Dated: May 2, 2002